UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                          Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

            Date of Report (Date of earliest event reported): February 25,  2004

                            ERIE FAMILY LIFE INSURANCE COMPANY
                  (Exact name of registrant as specified in its charter)

           PENNSYLVANIA                 2-39458                 25-1186315
  (State or other jurisdiction of     (Commission            (I.R.S. Employer
  incorporation)                       File Number)          Identification No.)


100 Erie Insurance Place, Erie, Pennsylvania                       16530
  (Address of principal executive offices)                      (Zip Code)

           Registrant's telephone number, including area code (814) 870-2000

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Item 12. Results of Operations and Financial Condition

On February 25, 2004, Erie Family Life Insurance Company issued a press release announcing financial results for the quarter and year ended December 31, 2003. A copy of this press release is attached hereto and is incorporated herein by reference as Exhibit 99.1.

Exhibit Number        Description
--------------        -----------
99.1                  Press release dated February 25, 2004

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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Erie Family Life Insurance Company
                                                          (Registrant)

Date: February 25, 2004                          /s/ Philip A. Garcia
                              (Philip A. Garcia, Executive Vice President & CFO)



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